United States
Securities and Exchange Commission
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 30, 2010

INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in charter)

Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices)

(775) 448-7777
(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 30, 2010, International Game Technology (the “Company”) announced that Richard Schneider, the Company’s Senior Vice President, Network Systems, is departing the Company to seek other opportunities.   Mr. Schneider joined IGT in 2003 when the Company acquired Acres Gaming, Inc.

Chris Satchell, the Company’s Chief Technology Officer, will assume responsibility for the Company's Research and Development efforts, which were previously under Mr. Schneider.

The full text of a press release related to the foregoing is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description
	99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: June 30, 2010	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton
VP Corporate Law and Asst Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release.